Exhibit (a)(1)(B)

CHANGE IN CONTROL PURCHASE NOTICE

To Surrender

Exchange Liquid Yield Option™ Notes due 2032 (Zero Coupon—Floating Rate—Senior)

(CUSIP No. 590188W46)

MERRILL LYNCH & CO., INC.

Pursuant to the Notice of Change in Control and Offer to Purchase

given by

Merrill Lynch & Co., Inc.

Dated January 22, 2009

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE NOTICE OF CHANGE IN CONTROL AND OFFER TO PURCHASE, THE RIGHT OF HOLDERS TO SURRENDER SECURITIES FOR PURCHASE IN THE OFFER EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 23, 2009 (THE “CHANGE IN CONTROL PURCHASE DATE”). SECURITIES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE IN CONTROL PURCHASE DATE. HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL CHANGE IN CONTROL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

The Paying Agent is: The Bank of New York Mellon

By Regular, Registered or Certified Mail or	By Facsimile:
Overnight Courier:	(212) 298-1915

Corporate Trust Operations	Confirm Receipt of Facsimile Only:
Reorganization Unit	Telephone: (212) 815-5788
101 Barclay Street – 7 East
New York, NY 10286

DELIVERY OF THIS CHANGE IN CONTROL PURCHASE NOTICE TO AN ADDRESS, OR

TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN

AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS CHANGE IN CONTROL PURCHASE NOTICE IS COMPLETED.

™ Trademark of Merrill Lynch & Co., Inc.

By execution hereof, the undersigned acknowledges receipt of the Notice of Change in Control and Offer to Purchase, dated January 22, 2009 (the “Offer to Purchase”), of Merrill Lynch & Co., Inc., a corporation duly existing under the laws of Delaware (the “ML&Co.”), this Change in Control Purchase Notice and instructions hereto (the “Change in Control Purchase Notice”) and related offer materials, all of which relate to the offer by ML&Co. to purchase, at the option of the holder thereof (the “Holder”), the outstanding Exchange Liquid Yield Option™ Notes due 2032 (Zero Coupon—Floating Rate—Senior) of ML&Co. (the “Securities”).

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE SECURITIES SURRENDERED FOR PURCHASE PURSUANT TO THE OFFER TO PURCHASE MUST VALIDLY DELIVER THIS CHANGE IN CONTROL PURCHASE NOTICE (AND NOT PROPERLY WITHDRAW IT) TO THE PAYING AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE IN CONTROL PURCHASE DATE. SECURITIES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE IN CONTROL PURCHASE DATE, BUT IF SO WITHDRAWN, WILL NOT BE ELIGIBLE TO RECEIVE PAYMENT.

This Change in Control Purchase Notice is to be used by Holders of the Securities if certificates representing the Securities are to be physically delivered to the Paying Agent herewith by Holders of Securities. This Change in Control Purchase Notice is also being supplied for informational purposes only to persons who hold Securities in book-entry form through the facilities of The Depository Trust Company (“DTC”).

In order to properly complete this Change in Control Purchase Notice, a Holder of Securities must (i) complete the box entitled “Description of Securities Being Surrendered;” (ii) sign this Change in Control Purchase Notice; and (iii) complete Substitute Form W-9. Each Holder of Securities should carefully read the detailed Instructions contained herein prior to completing this Change in Control Purchase Notice.

The undersigned has completed, executed and delivered this Change in Control Purchase Notice to indicate the action the undersigned desires to take with respect to the surrendering of Securities for purchase pursuant to the Offer to Purchase.

Your bank or broker can assist you in completing this form. The instructions included with this Change in Control Purchase Notice must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Change in Control Purchase Notice may be directed to the Paying Agent. See Instruction 7 below.

ML&Co. is not aware of any jurisdiction where the delivery of the Offer to Purchase would not be in compliance with applicable laws. If ML&Co. becomes aware of any jurisdiction where the delivery of the Offer to Purchase would not be in compliance with such laws, ML&Co. will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the delivery of the Offer to Purchase. If after such good faith effort ML&Co. cannot comply with any such applicable laws, the Offer to Purchase will not be delivered to, nor will surrenders be accepted from or on behalf of, the Holders of Securities residing in such jurisdiction.

Any Securities purchased by ML&Co. pursuant to this Change in Control Purchase Notice shall be purchased pursuant to the terms and conditions specified in the Offer to Purchase, the Securities and the Indenture.

List below the Securities to which this Change in Control Purchase Notice relates. If the space provided below is inadequate, list the title of the Securities, the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Change in Control Purchase Notice.

DESCRIPTION OF SECURITIES BEING SURRENDERED
If blank, please print name and Address of registered Holder(s)	Outstanding Debt (Attach additional list if necessary)
		Title of Security and Certificate Number(s)*	Aggregate Original Principal Amount Represented by Securities	Original Principal Amount Surrendered

(if less than all)**

Total

*       Need not be completed by book-entry Holders.

**     Securities may be surrendered only in whole or in part in multiples of $1,000 Original Principal Amount. All Securities held shall be deemed surrendered unless a lesser number is specified in this column. See Instruction 2.

HOLDERS WHO WISH TO SURRENDER THEIR SECURITIES MUST

COMPLETE THIS CHANGE IN CONTROL PURCHASE NOTICE IN ITS ENTIRETY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By executing and delivering a Change in Control Purchase Notice, each signatory hereof (the “undersigned”) represents that the undersigned has received the Notice of Change in Control and Offer to Purchase, dated January 22, 2009 (the “Offer to Purchase”), of Merrill Lynch & Co., Inc., a corporation existing under the laws of Delaware (“ML&Co.), which provides the notice to the holders (the “Holders”) required pursuant to the Indenture, dated as of December 14, 2004, between ML&Co. and The Bank of New York Mellon (formerly known as The Bank of New York, as successor in interest to JPMorgan Chase Bank, N.A.), as trustee, as amended by the First Supplemental Indenture, dated as of March 6, 2008, between ML&Co. and the Trustee, and the Second Supplemental Indenture, dated as of January 1, 2009, among ML&Co., the Trustee and Bank of America Corporation (as so amended, the “Indenture”). The Bank of New York Mellon is acting as the “Paying Agent.”

This Change in Control Purchase Notice relates to ML&Co.’s offer to purchase any and all of the Securities validly surrendered and not properly withdrawn by 5:00 p.m., New York City time, on the Change in Control Purchase Date at a purchase price equal to $1,095.98 in cash for each $1,000 Original Principal Amount of the Securities being purchased (the “Change in Control Purchase Price”), which represents the Contingent Principal Amount (as defined in the Indenture) of such Securities on the Change in Control Purchase Date, all subject to the terms of the Indenture, the Securities, the Offer to Purchase and related offer materials, as amended and supplemented from time to time. The Change in Control Purchase Price is to be paid in cash.

Upon the terms and subject to the conditions set forth herein, the Indenture and the Securities, and effective upon the acceptance for payment thereof, the undersigned hereby (i) irrevocably sells, assigns and transfers to ML&Co., all right, title and interest in and to all the Securities surrendered hereby, (ii) waives any and all rights with respect to the Securities (including without limitation any existing or past defaults and their consequences in respect of the Securities and the Indenture under which the Securities were issued), (iii) releases and discharges ML&Co. and The Bank of New York Mellon from any and all claims such Holder may have now, or may have in the future arising out of, or related to, the Securities including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Securities or to participate in any redemption or defeasance of the Securities and (iv) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of such Holder with respect to any such surrendered Securities, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Securities, or transfer ownership of such Securities, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to ML&Co., (b) present such Securities for cancellation and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Securities (except that the Paying Agent will have no rights to, or control over, funds from ML&Co., except as agent for ML&Co., for the Change in Control Purchase Price of any surrendered Securities that are purchased by ML&Co.), all in accordance with the terms set forth in the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned (i) owns the Securities surrendered and is entitled to surrender such Securities and (ii) has full power and authority to surrender, sell, assign and transfer the Securities surrendered hereby and that when such Securities are accepted for purchase and payment by ML&Co., ML&Co. will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned agrees to all of the terms of the Offer to Purchase, this Change in Control Purchase Notice, the Securities, and the Indenture. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or ML&Co. to be necessary or desirable to complete the sale, assignment and transfer of the Securities surrendered hereby.

The undersigned understands that all Securities properly surrendered for purchase prior to 5:00 p.m, New York City time, on the Change in Control Purchase Date and not validly withdrawn prior to 5:00 p.m, New York City time, on the Change in Control Purchase Date will be purchased at the Change in Control Purchase Price, in cash, subject to the terms and conditions of the Indenture, the Securities, the Offer to Purchase and related offer materials, as amended and supplemented from time to time.

Payment for Securities purchased pursuant to the Offer to Purchase will be made by deposit of the Change in Control Purchase Price for such Securities with the Paying Agent, which will act as agent for surrendering Holders for the purpose of receiving payments from ML&Co. and transmitting such payments to such Holders.

The undersigned understands that any surrender of Securities may be withdrawn by written notice of withdrawal received by the Paying Agent at any time prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date. See Instruction 1.

It is understood and hereby acknowledged by the undersigned that the certificates evidencing any Securities validly surrendered pursuant to, but not delivered with, this Change in Control Purchase Notice must be delivered to the Paying Agent before the Paying Agent will deliver the Change in Control Purchase Price to the undersigned for any such Securities.

All authority conferred or agreed to be conferred by this Change in Control Purchase Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Change in Control Purchase Notice shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that valid surrender of Securities pursuant to any one of the procedures described under “Procedures to Be Followed by Holders to Surrender Securities for Purchase” in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and ML&Co. upon the terms and subject to the conditions of the Offer to Purchase.

The undersigned understands that the delivery and surrender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Paying Agent, until receipt by the Paying Agent of this Change in Control Purchase Notice, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to ML&Co. and the Paying Agent. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any surrender of Securities pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by ML&Co., in its sole discretion, which determination shall be final and binding on all parties.

The undersigned hereby requests that any Securities representing amounts not surrendered be issued in the name(s) of the undersigned, and checks constituting payments for Securities purchased pursuant to the Offer to Purchase be issued to the order of the undersigned. Similarly, the undersigned hereby requests that any Securities representing Contingent Principal Amounts not surrendered and checks constituting payments for Securities to be purchased pursuant to the Offer to Purchase be delivered to the undersigned at the address(es) shown herein.

PLEASE SIGN BELOW

(TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF SECURITIES

REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY

DELIVERED HEREWITH)

Pursuant to Section 3.09 of the Indenture, the undersigned hereby accepts ML&Co.’s offer to purchase the Security. The undersigned hereby directs ML&Co. to pay the Change in Control Purchase Price as provided in the Indenture.

Dated:	Signature
Capacity

If blank, please print name and address of registered Holder(s):

If only a portion of the Security is to be purchased, please indicate:

Security and Original Principal Amount to be purchased ($1,000 or multiples thereof):

Remaining Original Principal Amount following such purchase ($1,000 or multiples thereof):

GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3)

Authorized Signature:

Name(s):
(Please Print)

Name of Firm:

Title:

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated: , 2009

NOTICE:	The signature to the foregoing notice must correspond to the name as written upon the face of the Security, in every particular, and without alteration or any change whatsoever.

If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to ML&Co. of such person’s authority to so act. See Instruction 3 below. If the signature appearing below is not of the registered Holder(s) of the Securities, then the registered Holder(s) must sign a valid power of attorney.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THIS CHANGE IN CONTROL PURCHASE NOTICE

1. PROCEDURES TO BE FOLLOWED BY HOLDERS ELECTING TO SURRENDER SECURITIES FOR PURCHASE; WITHDRAWAL OF SURRENDERS. To surrender the Securities pursuant to the Offer to Purchase, certificates representing such Securities, together with a properly completed and duly executed copy (or facsimile) of this Change in Control Purchase Notice, and any other documents required by this Change in Control Purchase Notice must be received by the Paying Agent at one of its addresses set forth herein prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date, and not validly withdrawn prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date. The method of delivery of this Change in Control Purchase Notice, certificates for Securities and all other required documents to the Paying Agent is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Change in Control Purchase Date to permit delivery to the Paying Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS CHANGE IN CONTROL PURCHASE NOTICE AND SECURITIES SHOULD BE SENT ONLY TO THE PAYING AGENT, AND NOT TO ML&CO.

This Change in Control Purchase Notice is also being supplied for informational purposes only to persons who hold securities in book-entry form through the facilities of DTC. Surrender of Securities held through DTC must be made pursuant to the procedures described under “Procedures to Be Followed by Holders to Surrender Securities for Purchase—Delivery of the Securities—Securities in Global Form” in the Offer to Purchase.

Except as provided herein for Securities held in book-entry form, unless the Securities being surrendered are deposited with the Paying Agent on or prior to the Change in Control Purchase Date (accompanied by the appropriate, properly completed and duly executed Change in Control Purchase Notice and any required signature guarantees and other documents required by this Change in Control Purchase Notice), ML&Co. may, in its sole discretion, reject such surrender. Payment for Securities will be made only against deposit of surrendered Securities in the manner provided herein.

By executing this Change in Control Purchase Notice (or a facsimile thereof), a surrendering Holder waives any right to receive any notice of the acceptance for payment of surrendered Securities.

For a full description of the procedures for surrendering Securities, see “Procedures to Be Followed by Holders to Surrender Securities for Purchase” in the Offer to Purchase.

Surrenders of Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date, pursuant to the procedures described under “Right of Withdrawal” in the Offer to Purchase.

2. PARTIAL SURRENDERS. Surrenders of Securities pursuant to the Offer to Purchase will be accepted only in amounts equal to the $1,000 Original Principal Amount or integral multiples thereof, unless the Securities represent your entire holdings. If less than the entire Original Principal Amount of any Securities evidenced by a submitted certificate is surrendered, the surrendering Holder must fill in the amount payable at maturity or Original Principal Amount surrendered in the last column of the box entitled “Description of Securities Being Surrendered” herein. The entire amount payable at maturity or Original Principal Amount, as applicable, represented by the certificates for all Securities delivered to the Paying Agent will be deemed to have been surrendered unless otherwise indicated.

3. SIGNATURES ON THIS CHANGE IN CONTROL PURCHASE NOTICE, BOND POWERS AND ENDORSEMENT: GUARANTEE OF SIGNATURES. If this Change in Control Purchase Notice is signed by the registered Holder(s) of the Securities surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS CHANGE IN CONTROL PURCHASE NOTICE IS EXECUTED BY A HOLDER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A MAJOR STOCK EXCHANGE WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO THE SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15.

If any of the Securities surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Change in Control Purchase Notice. If any surrendered Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Change in Control Purchase Notice and any necessary accompanying documents as there are different names in which certificates are held.

If this Change in Control Purchase Notice is signed by the Holder, and the certificates for any amount payable at maturity or Contingent Principal Amounts, as applicable, of Securities not surrendered for purchase are to be issued (or if any amounts payable at maturity or Contingent Principal Amounts, as applicable, of Securities that are not surrendered for purchase are to be reissued or returned) to the Holder, and checks constituting payments for Securities to be purchased pursuant to the Offer to Purchase are to be issued to the order of the Holder, then the Holder need not endorse any certificates for surrendered Securities nor provide a separate bond power. In any other case (including if this Change in Control Purchase Notice is not signed by the Holder), the Holder must either properly endorse the certificates for Securities surrendered or transmit a separate properly completed bond power with this Change in Control Purchase Notice (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Securities), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

If this Change in Control Purchase Notice or any certificates representing Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to ML&Co. or the Paying Agent of their authority so to act must be submitted with this Change in Control Purchase Notice.

Endorsements on certificates for Securities and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Change in Control Purchase Notice must be guaranteed by an Eligible Institution.

No signature guarantee is required if: (i) this Change in Control Purchase Notice is signed by the registered Holder(s) of the Securities surrendered herewith and the payments for the Securities to be purchased are to be made, or any Securities for amounts payable at maturity not surrendered for purchase are to be issued, directly to such registered Holder(s) and neither the “Special Issuance or Payment Instructions” box nor the “Special Delivery Instructions” box of this Change in Control Purchase Notice has been completed; or (ii) such Securities are surrendered for the account of an Eligible Institution. In all other cases, all signatures on Change in Control Purchase Notices accompanying Securities must be guaranteed by an Eligible Institution.

4. BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF FORM W-9. To prevent backup withholding on payments made to each surrendering U.S. Holder (as defined below), each such U.S. Holder should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this Change in Control Purchase Notice, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is not subject to backup withholding because: (a) he, she or it is exempt from backup withholding, (b) the U.S. Holder has not been notified by the Internal Revenue Service (the

“IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If a tendering U.S. Holder does not provide his, her or its TIN to the Paying Agent, backup withholding may begin and continue until such U.S. Holder furnishes his, her or its TIN. If a tendering U.S. Holder does not provide the Paying Agent with the correct TIN or an adequate basis for exemption, such U.S. Holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the surrendered Securities may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, foreign holders should (i) submit a properly completed IRS Form W-8BEN to the Paying Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8BEN may be obtained from the Paying Agent or from the IRS’s website at www.irs.gov.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Payor’s Request for Taxpayer Identification Number and Certification, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

For the purposes of these instructions, a “U.S. Holder” is a beneficial owner of the Securities that is, for U.S. federal income tax purposes: (a) a citizen or resident of the United States; (b) a corporation (or other business entity treated as a corporation) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; (d) a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust or a trust that was in existence on August 20, 1996 and validly elected to continue to be treated as a domestic trust; or (e) a partnership, limited liability company or other entity classified as a partnership for U.S. federal income tax purposes that is created or organized in or under the laws of the United States or any state thereof (including the District of Columbia).

See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

5. TRANSFER TAXES. ML&Co. will pay all transfer taxes, if any, payable on the purchase and transfer of Securities purchased pursuant to the Offer to Purchase, except in the case of deliveries of certificates for Securities for amounts payable at maturity or Contingent Principal Amounts, as applicable, not surrendered for payment that are to be registered or issued in the name of any person other than the Holder of Securities surrendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the Change in Control Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Change in Control Purchase Notice.

6. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any surrenders of Securities pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by ML&Co., in its sole discretion, which determination shall be final and binding on all parties. ML&Co. reserves the absolute right to reject any or all surrenders determined by them not to be in proper form or the acceptance of or payment for which may be unlawful. ML&Co. also reserves the absolute right to waive any of the conditions of the Offer to Purchase and any defect or irregularity in the surrender of any particular Securities. ML&Co.’s interpretations of the terms and conditions of the Offer to Purchase (including without limitation the instructions in this Change in Control Purchase Notice) shall be final and binding. No alternative, conditional or contingent surrenders will be accepted. Unless waived, any irregularities in connection with surrenders must be cured within such time as ML&Co. shall determine. None of ML&Co., the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such surrenders or will incur any liability to Holders for failure to give such notification. Surrenders of such Securities shall not be deemed to have been made until such irregularities have been cured or waived. Any Securities received by the Paying Agent that are not properly surrendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the surrendering Holders as promptly as practical following the Change in Control Purchase Date.

7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for surrendering Securities and requests for assistance or additional copies of the Offer to Purchase and this Change in Control Purchase Notice may be directed to, and additional information about the Offer to Purchase may be obtained from the Paying Agent, whose address and telephone number appears on the cover page.

IMPORTANT TAX INFORMATION

To ensure compliance with Treasury Department Circular 230, you are hereby notified that (a) any discussion of U.S. federal tax issues in this disclosure statement is not intended or written to be relied upon, and cannot be relied upon by you for the purpose of avoiding penalties that may be imposed on you under the Code, (b) this discussion is included herein in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed in this Change in Control Purchase Notice, and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Under U.S. federal income tax laws, a holder that is a U.S. Holder and that receives cash payments pursuant to the Change in Control Offer is required to provide the Paying Agent (as payer) with such holder’s correct TIN on the Substitute Form W-9 below (or otherwise establish a basis for exemption from backup withholding) and certify under penalty of perjury that such TIN is correct and that such holder is not subject to backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Paying Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and the payment of any cash pursuant to the Change in Control Offer may be subject to backup withholding.

To prevent backup withholding on payments made with respect to Securities, the holder is required to notify the Paying Agent of such holder’s correct TIN by completing the Substitute Form W-9 below, certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (2) such holder is not subject to backup withholding because (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified such holder that such holder is no longer subject to backup withholding and (3) such holder is a United States person (including a U.S. resident alien).

If backup withholding applies, the Paying Agent is required to withhold at a rate not to exceed 28% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld provided that the required information is given to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Certain holders (including, among others, all corporations and holders that are not U.S. Holders) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A tendering holder (or other payee) that is not a U.S. Holder must submit a properly completed appropriate IRS Form W-8, signed under penalties of perjury. Such forms can be obtained from the Paying Agent upon request or from the IRS’s website at www.irs.gov.

PAYOR’S NAME: THE BANK OF NEW YORK MELLON
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name Address (Number and Street)
	(City)	(State)	(Zip Code)
	Part 1(a)—PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN (Social Security Number or Employer Identification Number)
Part 1(b)—CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN. ☐
Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING CHECK “EXEMPT” HERE AND SIGN AND DATE BELOW. EXEMPT ☐ (SEE INSTRUCTIONS)

Part 3—CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT

(X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(Z) I am a U.S. person (including a U.S. resident alien).

SIGNATURE                                                                                          DATE

You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN

PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND

ARE AWAITING RECEIPT OF, YOUR TIN

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor, 28% of all payments made to me pursuant to this Change In Control Offer shall be retained until I provide a taxpayer identification number to the Payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

SIGNATURE                                                                                                     DATE

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole Proprietor or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the SOCIAL SECURITY number of—
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	Legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local governmental, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, and you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
•	The United States or any of its agencies or instrumentalities,
•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
•	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation,
•	A foreign central bank of issue,
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
•	A futures commission merchant registered with the Commodity Futures Trading Commission,
•	A real estate investment trust,
•	An entity registered at all times during the tax year under the Investment Company Act of 1940,
•	A common trust fund operated by a bank under section 584(a),
•	A financial institution,
•	A middleman known in the investment community as a nominee or custodian, or
•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

NOTE:	You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

(1)	Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Important: In order to surrender, a holder must send or deliver a properly completed and signed Change in Control Purchase Notice and any other required documents to the Paying Agent at the address set forth above or surrender pursuant to the transmittal procedures of DTC.